UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        Date of Report: December 22, 2003




                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)





                  Ohio                                          0-26876
(State or jurisdiction of incorporation)             (Commission or file number)



                                   31-1010517
                      (IRS Employer identification number)


                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)


                                 (740) 286-3283
                (Registrant's phone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5:   Other Events
          ------------

          On December 22, 2003, Oak Hill Financial, Inc. (the "Company") issued a news release announcing the appointment of Ralph E. "Gene" Coffman, Jr. as Chief Executive Officer of the Company effective January 1, 2004. The Company also announced that Gene would retain his current title as President and current CEO John D. Kidd would retain his title as Chairman of the Company's Board of Directors. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7:   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               Exhibit No.                         Description
               -----------                         -----------

               99 Press release of Oak Hill Financial, Inc., dated December 22, 2003, announcing the appointment of Ralph E. "Gene" Coffman, Jr. as Chief Executive Officer of the Company effective January 1, 2004.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Oak Hill Financial, Inc.

                                                        /s/ H. Tim Bichsel
                                                        ------------------------
Date:  December 22, 2003                                H. Tim Bichsel
                                                        Secretary